Exhibit 99.1

Hampton Inn & Suites
1516

APPLE REIT NINE *2013 Third Quarter*

SEPTEMBER 30, 2013

The Apple REIT Nine, Inc. portfolio of real estate represents 89 well-branded lodging properties that are strategically diversified across markets within 27 states. As key indicators of hotel performance continue to strengthen throughout the U.S. hotel industry, I am pleased to report that operations across our portfolio improved during the third quarter of this year as compared to the same period of 2012.

For the three-month period ending September 30, 2013, the Apple REIT Nine portfolio of hotels achieved revenue per available room (RevPAR) of $88, an increase of approximately seven percent as compared to the same period last year, an average occupancy rate of 77 percent and an average daily rate (ADR) of $115. For the ninemonth period ending September 30, 2013, RevPAR was $87, up by six percent in comparison to results from the same nine-month period last year. Although uncertainty surrounding U.S. government fiscal policies and associated potential government spending reductions could impact some of our markets, hotel industry analysts have continued to forecast industry improvement in revenue for the remainder of 2013 and into 2014 as compared to the previous year.

I am pleased to report that for the third quarter of this year, modified funds from operations (MFFO) from hotel operations improved by approximately eight percent as compared to the same period of 2012 and for the first nine months of this year, MFFO from hotel operations improved by approximately six percent as compared to MFFO for the same nine months of 2012. For the three- and nine-month periods ending September 30, 2013, MFFO totaled $35.4 million, or $0.19 per share, and $106.2 million, or $0.58 per share, respectively. Performance across our portfolio of hotels is impacted by many factors, including conditions within our local markets and the U.S. economy as a whole. Based on hotel performance to date as well as current industry trends, we anticipate MFFO from hotel operations for the year 2013 will improve by five-to-seven percent as compared to MFFO from hotel operations for 2012. For the first nine months of 2013, the Company paid distributions of approximately $0.62 per share. Our current annualized distribution rate is approximately $0.83 per share.

In April of 2012, Apple REIT Nine completed the sale of 110 parcels of land in the Ft. Worth, TX area for a total of approximately $198 million, including a $60 million note. As a result of this transaction, in May of 2012, the

Company made a Special Distribution to shareholders of $0.75 per share. The Company originally made the investment in 2009 for approximately $147 million. While the land was under our ownership, the Company received rent of approximately $47 million and following the sale of the land, the Company received interest payments on the note of approximately $9 million. On November 1, 2013, the $60 million note receivable was repaid by the purchaser in full. The Company plans to use the proceeds from the note to reduce the outstanding balance under its $50 million credit facility and to fund general corporate purposes including working capital, renovations and hotel development. As a result of the repayment of the note, the Company will recognize the deferred gain of approximately $42.3 million as of September 30, 2013, in the fourth quarter of 2013.

 Apple REIT Nine has entered into a definitive merger agreement to combine with Apple REIT Seven and Apple REIT Eight pursuant to which Apple REIT Seven and Apple REIT Eight would merge into Apple REIT Nine. Under the agreement, Apple REIT Nine would issue one common share for each Unit and as converted Series B Preferred Shares of Apple REIT Seven and 0.85 common shares for each Unit and as converted Series B Preferred Shares of Apple REIT Eight. In addition to certain customary closing conditions, the merger agreement is subject to approval by a majority of the outstanding Units of each REIT; therefore, there can be no assurance that the mergers will occur. We will provide additional information through a joint proxy statement/prospectus relating to the proposed transaction which we anticipate distributing to shareholders during the fourth quarter of 2013. We do not expect to comment further regarding this transaction until that time.

Our commitment to the growth of shareholder investments will continue to guide our strategic business decisions and I am confident the Company is well positioned to take advantage of improving conditions across the hotel industry.

Sincerely,
Glade M. Knight,
Chairman and Chief Executive Officer

Statements of Operations (Unaudited)
	Three months ended	Three months ended	Nine months ended	Nine months ended
(In thousands except statistical data)	Sept 30, 2013	Sept 30, 2012	Sept 30, 2013	Sept 30, 2012
REVENUES
Room revenue	$91,936	$85,900	$271,324	$253,500
Other revenue	8,301	7,753	25,888	25,354
Total revenue	$100,237	$93,653	$297,212	$278,854

EXPENSES
Direct operating expense	$25,800	$24,162	$75,318	$70,813
Other hotel operating expenses	36,567	34,374	107,863	100,943
General and administrative	1,778	2,149	5,815	6,443
Acquisition-related costs	-	3	74	464
Depreciation	13,732	13,329	40,865	39,338
Interest expense, net	2,287	1,709	6,701	4,664
Merger transaction costs	1,908	-	1,970	637
Total expenses	$82,072	$75,726	$238,606	$223,302

NET INCOME
Income from continuing operations	$18,165	$17,927	$58,606	$55,552
Income from discontinued operations	-	-	-	6,792
Net income	$18,165	$17,927	$58,606	$62,344
Income from continuing operations per share	$0.10	$0.10	$0.32	$0.30
Income from discontinued operations per share	-	-	-	0.04
Net income per share	$0.10	$0.10	$0.32	$0.34

MODIFIED FUNDS FROM OPERATIONS (A)
Net income	$18,165	$17,927	$58,606	$62,344
Depreciation of real estate owned	13,732	13,329	40,865	39,338
Funds from operations (FFO)	$31,897	$31,256	$99,471	$101,682
Interest earned on note receivable	1,575	1,575	4,725	2,695
Acquisition-related costs	-	3	74	464
Straight-line rental income	-	-	-	(1,975)
Merger transaction costs	1,908	-	1,970	637
Modified funds from operations (MFFO)	$35,380	$32,834	$106,240	$103,503
FFO per share	$0.17	$0.17	$0.54	$0.56
MFFO per share	$0.19	$0.18	$0.58	$0.57

WEIGHTED-AVERAGE SHARES OUTSTANDING	182,784	182,130	182,560	182,200

OPERATING STATISTICS
Occupancy	77%	74%	76%	73%
Average daily rate	$115	$111	$115	$112
RevPAR	$88	$82	$87	$82
Number of hotels	89	89
Distributions per Share (B)	$0.21	$0.21	$0.62	$1.39

Balance Sheet Highlights (Unaudited)
(In thousands)	September 30, 2013	December 31, 2012
ASSETS
Investment in real estate, net	$1,443,024	$1,463,894
Cash and cash equivalents	-	9,027
Note receivable, net	17,675	22,375
Other assets	36,017	30,721
Total assets	$1,496,716	$1,526,017

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$185,635	$166,783
Other liabilities	18,087	13,101
Total liabilities	203,722	179,884
Total shareholders’ equity	1,292,994	1,346,133
Total liabilities & shareholders’ equity	$1,496,716	$1,526,017

(A) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. Modified funds from operations (MFFO) excludes rental revenue earned but not received during the period or “straight-line” rent, costs associated with the acquisition of real estate and costs associated with potential merger transactions and includes interest earned on a note receivable that is not included in net income. The company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

(B) 2012 distributions include a Special Distribution of $0.75 per share in May 2012.
The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at September 30, 2013 and the results of operations for the interim period ended September 30, 2013. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Nine, Inc. 2012 Annual Report.

Hilton
Garden Inn

Clockwise from left: TOWNEPLACE SUITES, FT. WORTH, TX; HILTON GARDEN INN, FRISCO, TX; HILTON GARDEN INN, GRAPEVINE, TX; COURTYARD, JOHNSON CITY, TN

COURTYARD
Marriott
4025

CORPORATE PROFILE Apple REIT Nine, Inc. is a real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott® Hotels & Resorts, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites Hotels®, Hilton®, Home2 Suites by Hilton®, Homewood Suites by Hilton®, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® brands. The Apple REIT Nine portfolio consists of 89 hotels with a total of 11,371 guestrooms in 27 states. MISSIONApple REIT Nine, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

This quarterly report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company or the other parties to the merger agreement to obtain required shareholder or other third-party approvals required to consummate the proposed mergers; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company; the outcome of any legal proceedings that may be instituted against the Company and others related to the merger agreement; the ability of the Company to implement its operating strategy; the Company’s ability to manage planned growth; the outcome of current and future litigation and regulatory proceedings or inquiries; changes in economic cycles; and competition within the hotel industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 7, 2013 and updated in the Quarterly Report on Form 10Q filed by the Company with the SEC on November 6, 2013. Any forward-looking statement speaks only as of the date of this quarterly report and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Marriott®,” “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this correspondence, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Nine or otherwise. Marriott is not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Nine offering and receives no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this correspondence, and the grant by Marriott of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

“Embassy Suites Hotels®,” “Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide or one of its affiliates. All references to “Hilton” mean Hilton Worldwide and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this correspondence, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Nine, or otherwise. Hilton is not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Nine offering and receives no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this correspondence, and the grant by Hilton of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.

Additional Information About the Merger and Where to Find It:
In connection with the proposed mergers whereby Apple REIT Nine, Inc. (“Apple Nine”) will acquire all of the outstanding shares of each of Apple REIT Seven, Inc. (“Apple Seven”) and Apple REIT Eight, Inc. (“Apple Eight”), Apple Nine filed a Registration Statement on Form S-4, as amended (File No. 333-191084) with the Securities and Exchange Commission (the “SEC”) on October 23, 2013, which includes a preliminary joint proxy statement of Apple Seven, Apple Eight and Apple Nine (each a “Company”) that also constitutes a preliminary prospectus of Apple Nine, as well as other relevant documents concerning the mergers. The registration statement has not yet been declared effective by the SEC and may be amended, and the definitive joint proxy statement/prospectus is not currently available. Apple Nine will mail the definitive joint proxy statement/prospectus to its security holders when it is available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF APPLE NINE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE MERGERS. The joint proxy statement/prospectus and other materials (when they become available) containing information about the proposed transactions, and any other documents filed by any Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by each Company by directing a written request to Apple Seven, Apple Eight or Apple Nine, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations.

Each Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that Company in connection with the mergers. Information about the executive officers and directors of each Company and their ownership of securities in that Company is set forth in the preliminary joint proxy statement/prospectus included in the Registration Statement on Form S-4, as amended, filed by Apple Nine with the SEC on October 23, 2013 and will be included in the definitive joint proxy statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Market Diversity

STATE/CITY	Portfolio of hotels	STATE/CITY
ALABAMA		NORTH CAROLINA
Dothan, Troy		Charlotte, Durham, Fayetteville, Holly Springs,
ALASKA		Jacksonville
Anchorage		OHIO
ARIZONA		Twinsburg
Chandler (2), Phoenix (2), Tucson (2)		OKLAHOMA
ARKANSAS		Oklahoma City
Rogers (2)		PENNSYLVANIA
CALIFORNIA		Malvern, Philadelphia/Collegeville, Pittsburgh
Clovis (2), San Bernardino, Santa Ana,		TENNESSEE
Santa Clarita (3), Santa Clarita/Valencia		Jackson (2), Johnson City, Nashville (2)
COLORADO		TEXAS
Pueblo		Arlington, Austin (5), Beaumont, Dallas,
FLORIDA		Dallas/Allen (2), Dallas/Duncanville,
Fort Lauderdale, Miami, Orlando (2), Panama City,		Dallas/Lewisville, El Paso, Fort Worth,
Panama City Beach, Tampa		Frisco, Grapevine, Houston, Irving,
GEORGIA		Round Rock, Texarkana
Albany		UTAH
IDAHO		Salt Lake City
Boise		VIRGINIA
ILLINOIS		Alexandria, Bristol, Manassas
Mettawa (2), Schaumburg, Warrenville
INDIANA
Indianapolis, Mishawaka
LOUISIANA
Alexandria, Baton Rouge, Lafayette (2), West Monroe
MARYLAND
Silver Spring		CORPORATE HEADQUARTERS
MASSACHUSETTS		814 East Main Street
Andover		Richmond, Virginia 23219
MICHIGAN		(804) 344-8121
Novi		(804) 344-8129 FAX
MINNESOTA		www.applereitnine.com
Rochester
MISSISSIPPI		INVESTOR INFORMATION
Hattiesburg		For additional information about the
MISSOURI		Company, please contact: Kelly Clarke,
Kansas City, St. Louis (2)		Director of Investor Services
NEW JERSEY		(804) 727-6321 or kclarke@applereit.com
Mt. Laurel, West Orange

As always, we encourage our
shareholders to know their investment and
stay informed by reviewing information on
our website at www.applereitnine.com,
as well as our filings with the Securities
and Exchange Commission, which can be
found on their website at www.sec.gov.

Cover image: HAMPTON INN & SUITES, HOLLY SPRINGS, NC